                                                                    Exhibit 10.6





                            COOPER INDUSTRIES, INC.

                              SUPPLEMENTAL EXCESS

                           DEFINED CONTRIBUTION PLAN

                            COOPER INDUSTRIES, INC.

                              SUPPLEMENTAL EXCESS

                           DEFINED CONTRIBUTION PLAN



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") desires to establish a supplemental retirement plan for the benefit of a select group of management employees employed by the Company or a subsidiary thereof whose benefits under the Cooper Industries, Inc. Employees' Savings Plan are limited by the provisions of Section 415 of the Internal Revenue Code of 1986 (hereinafter referred to as the "Code") or are reduced otherwise due to participation in a deferred compensation program, or who are subject to a tax on excess distributions under Section 4981 of the Code, as amended by Section 1133 of the Tax Reform Act of 1986;

         NOW, THEREFORE, effective as of January 1, 1987, the Company hereby establishes the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan (hereinafter referred to as the "Plan") to provide benefits not otherwise provided due to such limitation and excess distribution tax as hereinafter set forth.

                                   ARTICLE I

                                  DEFINITIONS

         1.1 DEFINITIONS. Except as otherwise required by the context, the terms used in the Plan shall have the meaning hereinafter set forth.

         (a) BENEFICIARY. The term "BENEFICIARY" shall mean the person who, in accordance with the provisions of Article VI, shall be entitled to receive distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

         (b) CODE. The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

         (c) COMPANY. The term "COMPANY" shall mean Cooper Industries, Inc., an Ohio corporation, its corporate successors, and the surviving corporation resulting from any merger of Cooper Industries, Inc. with any other corporation or corporations.

         (d) COMPENSATION. The term "COMPENSATION" shall mean the total wages and salary, including overtime payments, commissions, severance pay, and other monetary remuneration, if any, which is included in a Participant's gross pay with respect to a month for services rendered to an Employer, but excluding any relocation expense reimbursements as well as foreign service premiums and allowances, plus Basic Contributions made on behalf of such Participant under the Cooper Savings Plan and Supplemental Basic Contributions credited to such Participant under Section 3.2 of the Plan.

         (e) COOPER DEFERRAL PLAN. The term "COOPER DEFERRAL PLAN" shall mean the Cooper Industries, Inc. Management Incentive Compensation Deferral Plan, as amended from time to time.

         (f) COOPER SALARIED PLAN. The term "COOPER SALARIED PLAN" shall mean the Salaried Employees' Retirement Plan of Cooper Industries, Inc., as amended from time to time.

         (g) COOPER SAVINGS PLAN. The term "COOPER SAVINGS PLAN" shall mean the Cooper Industries, Inc. Employees' Savings Plan, as amended from time to time.

         (h) EMPLOYER. The term "EMPLOYER" shall mean the Company, and/or McGraw-Edison Company, a wholly-owned subsidiary of the Company, as well as any subsidiary of the Company which may adopt the Plan in accordance with the provisions of Article IX.

         (i) LOCAL ADMINISTRATIVE COMMITTEE. The term "LOCAL ADMINISTRATIVE COMMITTEE" shall mean the administrative committee that administers the Plan as set forth in Article VII.

         (j) MCGRAW DEFERRAL PLAN. The term "MCGRAW DEFERRAL PLAN" shall mean the McGraw-Edison Executive Deferred Compensation Plan or the McGraw Edison Supplemental Executive Benefits Plan.

         (k) PARTICIPANT. The term "PARTICIPANT" shall mean any employee of an Employer who participates in the Plan pursuant to Article II of the Plan.

         (l) PLAN. The term "PLAN" shall mean the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan as set forth herein.

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         (m)  PLANS ADMINISTRATION COMMITTEE.  The term "PLANS ADMINISTRATION
COMMITTEE" shall mean the Cooper Industries Plans Administration Committee established by the Board of Directors of the Company to oversee the administration of the Company pension benefit plans.

         (n) SEPARATE ACCOUNT. The term "SEPARATE ACCOUNT" shall mean each of the accounts maintained in the name of a Participant pursuant to Section 4.1.

         (o) SUPPLEMENTAL BASIC ACCOUNT. The term "SUPPLEMENTAL BASIC ACCOUNT" shall mean the Separate Account to which Supplemental Basic Contributions are credited in accordance with the provisions of Sections 3.2 and 4.1.

         (p) SUPPLEMENTAL BASIC CONTRIBUTIONS. The term "SUPPLEMENTAL BASIC CONTRIBUTIONS" shall mean the contributions credited to a Participant under the Plan pursuant to Section 3.2.

         (q) SUPPLEMENTAL MATCHING ACCOUNT. The term "SUPPLEMENTAL MATCHING ACCOUNT" shall mean the Separate Account to which Supplemental Matching Contributions are credited in accordance with the provisions of Sections 3.1 and 4.1.

         (r) SUPPLEMENTAL MATCHING CONTRIBUTIONS. The term "SUPPLEMENTAL MATCHING CONTRIBUTIONS" shall mean the Employer contributions credited to a Participant under the Plan pursuant to Section 3.1.

         (s) SUPPLEMENTAL TAX ACCOUNT. The term "SUPPLEMENTAL TAX ACCOUNT" shall mean the Separate Account to which an amount equal to any excess distribution tax is credited in accordance with the provisions of Sections 3.3 and 4.1.

         (t) SUPPLEMENTAL TAX CONTRIBUTIONS. The term "SUPPLEMENTAL TAX CONTRIBUTIONS" shall mean the contributions credited to a Participant under the Plan pursuant to Section 3.3.

         1.2 CONSTRUCTION. Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine, and the feminine to include the masculine.

                                   ARTICLE II

                       ELIGIBILITY FOR PLAN PARTICIPATION

         Any select management and highly compensated employee of an Employer
(i) whose retirement benefits are limited under the Cooper Savings Plan by the provisions of Section 415 of the Code, (ii) who participates in the Cooper Deferral Plan or the McGraw Deferral Plan, as well as the Cooper Savings Plan, or (iii) who is subject to an excess distributions tax with respect to any benefit payable from the Cooper Salaried Plan and/or the Cooper Savings Plan shall become a Participant in the Plan automatically upon such limitation, participation, or tax imposition.

                                  ARTICLE III

                           SUPPLEMENTAL CONTRIBUTIONS

         3.1 SUPPLEMENTAL MATCHING CONTRIBUTIONS. As of the last day of each month, the Supplemental Matching Account of each Participant shall be credited with Supplemental Matching Contributions equal to the sum of:

               (a) the amount with respect to which Matching Contributions under the Cooper Savings Plan are limited for such month due to the provisions of
                          Section 415 of the Code; and

               (b) the amount that would have been contributed by an Employer under the Cooper Savings Plan for such month if the Participant had not participated in the Cooper Deferral Plan or the McGraw Deferral Plan and had made contributions under the Cooper Savings Plan with respect to the compensation deferred under the Cooper Deferral Plan or McGraw Deferral Plan in accordance with his election in effect for such month under the Cooper Savings Plan and the provisions of the Cooper Savings Plan in effect for such month without regard to any limitations imposed by Section 415 of the Code.

         3.2 SUPPLEMENTAL BASIC CONTRIBUTIONS. As of the last day of each month, the Supplemental Basic Accounts (pre-tax and post-tax) of each Participant shall be credited with Supplemental Basic Contributions (pre-tax and post-tax, respectively) equal to the Basic Contributions that would have been contributed to the Cooper Savings Plan on his behalf for such month except for the provisions of Section 415 of the Code and that were deferred or deducted from his Compensation in accordance with a duly executed and filed Compensation reduction or deduction authorization form; provided, however, that in no event shall Supplemental Basic Contributions when added to the amount of Basic Contributions of such Participant for such month under the Cooper Savings Plan exceed six percent of such Participant's Compensation.

         3.3 SUPPLEMENTAL TAX CONTRIBUTIONS. In the event a Participant receives an annuity or single sum distribution from the Cooper Salaried Plan and/or the Cooper Savings Plan which is subject to an excess distributions tax under Section 4981 of the Code, as amended by Section 1133 of the Tax Reform Act of 1986, the Supplemental Tax Account of such Participant shall be credited with a Supplemental Tax Contribution equal to the pro-rata amount of such tax, attributable to any such distribution, upon presentation by the Participant to the Committee of written documentation evidencing payment of such tax.

                                   ARTICLE IV

                               SEPARATE ACCOUNTS

         4.1 TYPES OF SEPARATE ACCOUNTS. Each Participant shall have established in his name Separate Accounts which shall reflect the type of contributions as well as interest thereon credited to him pursuant to Article III and Section 4.2. Such Separate Accounts shall be as follows:

                 (a) a Supplemental Matching Account which shall reflect the Supplemental Matching Contributions credited to a Participant pursuant to Section 3.1 and any interest credited thereon pursuant to Section 4.2;

                 (b) a Supplemental Basic Account (pre-tax) which shall reflect the pre-tax Supplemental Basic Contributions credited to a Participant pursuant to Section 3.2 and any interest credited thereon pursuant to Section 4.2;

                 (c) a Supplemental Basic Account (post-tax) which shall reflect the post-tax Supplemental Basic Contributions credited to a Participant pursuant to Section 3.2 and any interest credited thereon pursuant to Section 4.2; and

                 (d) a Supplemental Tax Account which shall reflect the amount of any Supplemental Tax Contributions credited to a Participant pursuant to Section 3.3 and any interest credited thereon pursuant to Section 4.2.

         4.2 INTEREST. Each month, the Separate Account of a Participant shall be deemed to earn, and, as of the last day of such month, shall be credited with, a rate of interest equal to the average rate earned in the Fixed Income Fund of the Cooper Savings Plan during such month.

                                   ARTICLE V

                                  DISTRIBUTION

         5.1 ELIGIBILITY FOR DISTRIBUTION. The entire balance credited to a Participant's Supplemental Matching and Supplemental Basic Accounts shall be distributed to such Participant or his Beneficiary as soon as practicable after termination of such Participant's employment with the Employers and related corporations. Any balance credited to a Participant's Supplemental Tax Account shall be distributed to such Participant or his Beneficiary as soon as practicable after presentation of documentation evidencing payment of any excess distributions tax as set forth in Section 3.3.

         5.2 METHOD OF DISTRIBUTION. The benefits payable under the Plan from a Participant's Supplemental Matching and Supplemental Basic Accounts shall be paid to the same person in the same manner and form as, and coincident with, the payment of the benefits of such Participant are payable under the Cooper Savings Plan. The benefits payable under the Plan from a Participant's Supplemental Tax Account shall be paid in a single sum to such Participant or his Beneficiary, if applicable.

                                   ARTICLE VI

                                 BENEFICIARIES

         In the event a Participant dies before his interest under the Plan has been distributed to him in full, any remaining interest shall be distributed pursuant to Article V to his Beneficiary who shall be the person designated as his beneficiary under the Cooper Savings Plan.

                                  ARTICLE VII

                           ADMINISTRATIVE PROVISIONS

         7.1 ADMINISTRATION. The Plan shall be administered by the Local Administrative Committee under the Cooper Savings Plan which shall administer it in a manner consistent with the administration of the Cooper Savings Plan, as from time to time amended, except that the Plan shall be administered as an unfunded plan not intended to meet the qualification requirements of Section 401 of the Code.

         7.2 POWERS AND AUTHORITIES OF THE COMMITTEE. The Local Administrative Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. The Local Administrative Committee may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his own willful misconduct or lack of good faith. Members of the Committee shall not participate in any action or determination regarding their own benefits, if any, payable under the Plan.

         7.3 INDEMNIFICATION. In addition to whatever rights of indemnification a member of the Local Administrative Committee, or any other person or persons to whom any power, authority, or responsibility is delegated pursuant to Section 7.2, may be entitled under the articles of incorporation, regulations, or by-laws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member of such other person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or such other person or persons of any of the powers, authority, responsibilities, or discretion provided under the Plan.

                                  ARTICLE VIII

                           AMENDMENT AND TERMINATION

         The Company reserves the right to amend or terminate the Plan at any time by action of the Plans Administration Committee; provided, however, that no such action shall adversely affect any Participant who is receiving supplemental benefits under the Plan or whose Separate Accounts are credited with any contributions thereto, unless an equivalent benefit is provided under another plan or program sponsored by an Employer.

                                   ARTICLE IX

                            ADOPTION BY SUBSIDIARIES

         Any subsidiary of the Company which is not an Employer may, with the consent of the Company, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and filed with the Company.

                                   ARTICLE X

                                 MISCELLANEOUS

         10.1 NON-ALIENATION OF BENEFITS. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Local Administrative Committee may select.

         10.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant or Beneficiary to whom a benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, or sister, or any other individual deemed by the Local Administrative Committee to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 10.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

         10.3 PLAN NON-CONTRACTUAL. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by an Employer to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of an Employer to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

         10.4 FUNDING. In order to provide a source of payment for its obligations under the Plan, the Company may establish a trust fund. Subject to the provisions of the trust agreement governing such trust fund, the obligation of an Employer under the Plan to provide a Participant or a Beneficiary with a benefit constitutes the unsecured promise of such Employer to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Employer.

         10.5 CONTROLLING STATUS. No Participant shall be eligible for a benefit under the Plan unless such Participant is a Participant on the date of his retirement, death, or other termination of employment.

         10.6 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against an Employer, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

         10.7 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

         10.8 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

                 *                         *                        *

         EXECUTED at Houston, Texas, this 4th day of November, 1987.



                                                   COOPER INDUSTRIES, INC.





                                                   By Alan E. Riedel
                                                      --------------------------
                                                      Title:

                                FIRST AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                 SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN



          WHEREAS, Cooper Industries, Inc. ("Cooper") maintains the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan (the "Plan"), which is a supplemental retirement plan for the benefit of a select group of management employees employed by Cooper; and

          WHEREAS, Cooper and Belden Wire & Cable Company ("BW&C") entered into a certain Asset Transfer Agreement on July 26, 1993, under which certain assets of Cooper were transferred to BW&C and in conjunction therewith certain liabilities under the Plan for employees of BW&C and certain active and former employees of Cooper were to be transferred and spun-off to a separate plan maintained by BW&C known as the Belden Wire & Cable Company Supplemental Excess Defined Contribution Plan as of August 1, 1993;

          NOW, THEREFORE, the Plan is hereby amended, as of August 1, 1993, in the respects hereinafter set forth to reflect such spin-off.

         1. Section 1.1(h) of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 As of August 1, 1993, such term shall not include Belden Wire & Cable Company.

         2. Article II of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of August 1, 1993, the participation of any employee of the Belden Wire & Cable Company and any former employee of the Belden Electrical Wire Products Division of the Company who was last employed at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office shall cease and any such employee or former employee shall no longer be a Participant in the Plan as of such date.

         3. Article IX of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 As of August 1, 1993, Belden Wire & Cable Company shall no longer be a participating employer in the Plan.

         4. Article X of the Plan is hereby amended by the addition of the following Section 10.9 to provide as follows:

                 10.9 Discontinuance of Coverage and Transfer of Liabilities with Respect to Belden Employees. As of August 1, 1993, coverage under the Plan is closed to any individual employed by Belden Wire & Cable Company at the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office (a "Belden Employee") and thereafter no Belden Employee shall become covered by the Plan. Moreover, as of August 1, 1993, liabilities under Plan Accounts of Belden Employees and any individual who terminated employment prior to said date from the Richmond, Indiana facility, the Clinton, Arkansas facility, the Essex Junction, Vermont facility, the Franklin, North Carolina facility, the Monticello, Kentucky facility, the Tompkinsville, Kentucky facility or a related sales office of the Company or Belden Wire & Cable Company shall be transferred to the Belden Wire & Cable Company Supplemental Excess Defined Contribution Plan to be held, administered and governed thereunder.



Executed at Houston, Texas, this 8th day of September, 1993.

                                        COOPER INDUSTRIES, INC.



                                        By: /s/ Alan E. Riedel
                                            --------------------------------
                                        Title:

                                SECOND AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                 SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as "Cooper") maintains the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan (hereinafter referred to as the "Plan"), which is a supplemental retirement plan for the benefit of a select group of management employees employed by Cooper; and

         WHEREAS, Cooper and Gardner Denver Machinery, Inc. (hereinafter referred to as "GDM") determined to transfer and spin-off certain liabilities under the Plan for employees of GDM and certain active and former employees of Cooper to a separate plan maintained by GDM known as the Gardner Denver Machinery, Inc. Supplemental Excess Defined Contribution Plan as of March 1, 1994;

         NOW, THEREFORE, the Plan is hereby amended, as of March 1, 1994, in the respects hereinafter set forth to reflect such spin-off.

         1. Section 1.1(h) of the Plan is hereby amended by the addition of the following sentence at the end thereof:

                 As of March 1, 1994, such term shall not include Gardner Denver Machinery, Inc.

         2. Article II of the Plan is hereby amended by the addition of the following sentence at the end thereof:

                 Notwithstanding any other provision of the Plan to the contrary, as of March 1, 1994, the participation of any employee of Gardner Denver Machinery, Inc. and any former employee of Gardner Denver Division of the Company who was last employed at the LaGrange, Missouri facility; the Compton, California facility; the Quincy, Illinois facility; or a related sales office shall cease and any such employee or former employee shall no longer be a Participant in the Plan as of such date.

         3. Section 5.2 of the Plan is hereby amended by the addition of the following at the end thereof:

                 Notwithstanding the foregoing, benefits payable hereunder to any Participant whose accrued benefit under the Cooper Savings Plan is subject to the tax on excess distributions pursuant to
                 Section 4980A of the Code shall be paid in any manner and form as benefits under the Cooper Savings Plan are payable as of the retirement date of such Participant with no requirement that benefits payable hereunder be distributed in the same manner, form, or time or to the same beneficiary as the benefits of such Participant are payable under any other retirement plan, qualified or nonqualified, maintained by the Company.

         4. Article IX of the Plan is hereby amended by the addition of the following sentence at the end thereof:

                 As of March 1, 1994, Gardner Denver Machinery, Inc. shall no longer be a participating Employer in the Plan.

         5. Article X of the Plan is hereby amended by the addition of the following Section 10.10:

                          10.10 Discontinuance of Coverage and Transfer of Liabilities with Respect to Gardner Denver Employees. As of March 1, 1994, coverage under the Plan is closed to any individual employed by Gardner Denver Machinery, Inc. at the Quincy, Illinois facility; the LaGrange, Missouri facility; the Compton, California facility; or a related sales office (a "Gardner Denver Employee") and thereafter no Gardner Denver Employee shall become covered by the Plan. Moreover, as of March 1, 1994, liabilities under Separate Accounts of Gardner Denver Employees and any individual who terminated employment prior to said date from the Quincy, Illinois facility; the LaGrange, Missouri facility; the Compton, California facility; or a related sales office of the Company or Gardner Denver Machinery, Inc. shall be transferred to and assumed by Gardner Denver Machinery, Inc. Supplemental Excess Defined Contribution Plan to be held, administered, and governed thereunder.


Executed at Houston, Texas, this 28th day of February, 1994.

                                        COOPER INDUSTRIES, INC.

                                        By: /s/ Carl J. Plesnicher, Jr.
                                            ----------------------------------
                                        Title:

                                THIRD AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                 SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN



         WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the "Company") maintains the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan (hereinafter referred to as the "Plan") which is a supplemental retirement plan for the benefit of a select group of management employees of the Company and its subsidiaries; and

         WHEREAS, the Plan has been amended subsequently on two occasions; and

         WHEREAS, the Company desires to amend the Plan again to provide for the cessation of active participation in the Plan by employees of Cameron Forged Products Company as of May 26, 1994;

         NOW, THEREFORE, the Plan is hereby amended, effective as of May 26, 1994, in the respects hereinafter set forth.

         1. Section 1.1(h) of the Plan is hereby amended by the addition of a new sentence at the end thereof to provide as follows:

                 As of May 26, 1994, such term shall not include Cameron Forged Products Company.

         2. Article II of the Plan is hereby amended by the addition of two sentences at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of May 26, 1994, the active participation of any employee of Cameron Forged Products Company shall cease and no employee of Cameron Forged Products Company shall become covered by the Plan on or after such date.

         3. Section 5.1 of the Plan is hereby amended by the addition of a new sentence at the end thereof to provide as follows:

                 Notwithstanding any provision of the Plan to the contrary, in no event shall the Separate Accounts of a Participant who is employed by Cameron Forged Products Company, or a successor thereof, be distributed to such Participant prior to the termination of employment with Cameron Forged Products Company, or successor thereof, by such Participant.

         4. Article IX of the Plan is hereby amended by the addition of the sentence at the end thereof to provide as follows:

                 As of May 26, 1994, Cameron Forged Products Company shall no longer be a participating employer in the Plan.



Executed at Houston, Texas, this 25th day of May, 1994.

                                        COOPER INDUSTRIES, INC.


                                        By: /s/ Carl J. Plesnicher, Jr.
                                            -----------------------------------
                                        Title: Senior Vice President
                                        Human Resources

                                FOURTH AMENDMENT
                                     TO THE
                            COOPER INDUSTRIES, INC.
                 SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN



         WHEREAS, Cooper Industries, Inc. ("Cooper") maintains the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan (the "Plan") which is a supplemental retirement plan for the benefit of a select group of management employees employed by Cooper; and

         WHEREAS, Cooper and Cooper Cameron Corporation ("Cooper Cameron") have determined to transfer and spin-off, as of January 1, 1995, certain liabilities under the Plan for employees of Cooper Cameron who were former employees of Cooper as well as liabilities for certain former employees of Cooper to a separate plan maintained by Cooper Cameron known as the Cooper Cameron Corporation Supplemental Excess Defined Contribution Plan;

         NOW, THEREFORE, effective as of January 1, 1995, the Plan is hereby amended, as of January 1, 1995, in the respects hereinafter set forth to reflect such spin-off.

         1. Section 1.1(h) of the Plan is hereby amended to provide as follows:

                 (h) Employer. The term "Employer" shall mean the Company as well as McGraw Edison Company and any subsidiary of the Company which may adopt the Plan in accordance with the provisions of Article IX. Notwithstanding the foregoing, effective as of the applicable date hereinafter set forth, the following subsidiaries shall not be included as an Employer under the Plan.

                 Effective Date                     Subsidiary

                 August 1, 1993            Belden Wire & Cable Company
                 March 1, 1994             Gardner Denver Machinery Inc.
                 May 26, 1994              Cameron Forged Products Company
                 January 1, 1995           Cooper Cameron Corporation

         2. Section 1.1 of the Plan is hereby amended by the addition of two new paragraphs at the end thereof to provide as follows:

         (a) Supplemental Post-Tax Account. The term "Supplemental Post-Tax Account" shall mean the Separate Account in which Supplemental Post-Tax Contributions are credited in accordance with the provisions of Sections 3.3 and 4.1 of the Plan.

         (b) Supplemental Post-Tax Contributions. The term "Supplemental Post-Tax Contributions" shall mean the contributions credited to a Participant under the Plan pursuant to Section 3.3.

         3. Article II of the Plan is hereby amended by the addition of the following sentence at the end thereof to provide as follows:

                 Notwithstanding any other provision of the Plan to the contrary, as of January 1, 1995, no employee of the Cooper Cameron Corporation who was last employed at the Houston, Texas facility, the Berwick, Louisiana plant, the Katy, Texas plant, the Liberty, Texas plant, the Missouri City, Texas plant, the Oklahoma City, Oklahoma plant, the Patterson, Louisiana plant, the Richmond, Texas foundry, the Ville Platte, Louisiana plant, and the sales and service locations of the former Cooper Oil Tool Division; the Mount Vernon, Ohio plant, the Cooper-Bessemer Reciprocating Products Division facility in Grove City, Pennsylvania, the Ajax-Superior facility in Springfield, Ohio, the Compressor Packaging Plant in Oklahoma City, Oklahoma, the Branch Offices in Oklahoma City, Oklahoma and Wheat Ridge, Colorado, the Enterprise Engine Services facility in Alameda, California, the Cooper Bessemer Rotating Products Division plants in Mount Vernon, Ohio and Tulsa, Oklahoma, and the sales offices of the former Cooper Energy Services Operations; the Buffalo, New York facility and the sales offices of the former Cooper Turbocompressor Division; and the Pine Bluff, Arkansas plant of the former Wheeling Machine Products Company, shall be a Participant in the Plan as of such date.

         4. Section 3.1 of the Plan is hereby amended by deleting the reference to "Section 415" and substituting in place thereof the words "Sections 401(a)(17) and (415)".

         5. Section 3.2 of the Plan is hereby amended to provide as follows:

                 3.2 Supplemental Basic Contributions. As of the last day of each month, the Supplemental Basic Account of each Participant shall be credited with Supplemental Basic Contributions equal to the Basic Contributions and Supplemental Contributions deemed to be Basic Contributions for purposes of

                 Matching Contributions (if any) that would have been contributed to the Cooper Savings Plan on his behalf for such month except for the provisions of Sections 401 (a)(17) and 415 of the Code and that were deferred or deducted from his Compensation in accordance with a duly executed and filed Compensation reduction or deduction authorization form; provided, however, that in no event shall Supplemental Basic Contributions when added to the amount of Basic Contributions and Supplemental Contributions deemed to be Basic Contributions for purposes of Matching Contributions (if any) for such month under the Cooper Savings Plan exceed six percent of such Participant's Compensation. Supplemental Basic Contributions attributable to Basic Contributions and on and after January 1, 1994, Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions shall be credited to the pre-tax Supplemental Basic Account of the Participant and prior to January 1, 1994, Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions shall be credited to the post-tax Supplemental Basic Account of the Participant.

         6. Section 3.3 of the Plan is hereby renumbered as Section 3.4 and a new Section 3.3 is added to provide as follows:

                 3.3 Supplemental Post-Tax Contributions. As of the last day of each month, the Supplemental Post-Tax Account of each Participant shall be credited with Supplemental Post-Tax Contribution equal to the Supplemental Contributions (excluding these deemed to be Basic Contributions for purposes of Matching Contributions) that would have been contributed to the Cooper Cameron Savings Plan on his behalf for such month except for the provisions of Sections 401(a)(17) and Section 415 of the Code and that were deducted from his Compensation in accordance with a duly executed and filed Compensation deduction authorization form; provided, however, that in no event shall Supplemental Post-Tax Contributions when added to Supplemental Contributions (excluding those deemed to be Basic Contributions for purposes of Matching Contributions) exceed four percent of such Participant's Compensation.

         7. Paragraph (d) of Section 4.1 of the Plan is hereby amended to provide as follows:

                 (d) a Supplemental Post-Tax Account which shall reflect the Supplemental Post-Tax Contributions credited to a Participant pursuant to Section 3.3 and any interest credited thereon pursuant to Section 4.2; and

         8. Section 4.1 of the Plan is hereby amended by the addition of a new paragraph

(e) at the end thereof to provide as follows:

                 (e) a Supplemental Tax Account which shall reflect the amount of any Supplemental Tax Contributions credited to a Participant pursuant to Section 3.4 and any interest credited thereon pursuant to Section 4.2.

9.       Article IX of the Plan is hereby amended to provide as follows:

                                   ARTICLE IX

                            ADOPTION BY SUBSIDIARIES

         Any subsidiary of the Company which at the time is not an Employer may, with the consent of the Company, adopt the Plan and become an Employer hereunder. Notwithstanding the foregoing, effective as of the applicable date hereinafter set forth, the following subsidiaries shall not be included as an Employer under the Plan.

Effective Date                             Subsidiary

August 1, 1993                    Belden Wire & Cable Company
March 1, 1994                     Gardner Denver Machinery Inc.
May 26, 1994                      Cameron Forged Products Company
January 1, 1995                   Cooper Cameron Corporation

         10. Article X of the Plan is hereby amended by the addition of the following Section 10.11 to provide as follows:

                          10.11 Discontinuance of Coverage and Transfer of Liabilities with Respect to Cooper Cameron Employees. As of January 1, 1995, coverage under the Plan is closed to any individual employed by Cooper Cameron Corporation (a "Cooper Cameron Employee") and thereafter no Cooper Cameron Employee shall become covered by the Plan. Moreover, as of January 1, 1995, assets and liabilities under any Plan attributable to any individual employed by Cooper Cameron Corporation or any individual who terminated employment prior to said date from the Houston, Texas facility, the Berwick, Louisiana plant, the Katy, Texas plant, the Liberty, Texas plant, the Missouri City, Texas plant, the Oklahoma City, Oklahoma plant, the Patterson, Louisiana plant, the Richmond, Texas foundry, the Ville Platte, Louisiana plant, and the sales and service locations of the former Cooper Oil Tool Division; the Mount Vernon, Ohio plant, the Cooper-Bessemer Reciprocating Products Division facility in Grove City, Pennsylvania, the Ajax-Superior facility in Springfield, Ohio, the Compressor Packaging Plant in Oklahoma City, Oklahoma, the Branch Offices in Oklahoma City, Oklahoma and Wheat Ridge, Colorado, the Enterprise Engine Services facility in Alameda, California, the Cooper Bessemer Rotating Products Division plants in Mount Vernon, Ohio and Tulsa, Oklahoma, and the sales offices of the former Cooper Energy Services Operations; Buffalo, New York facility and the sales offices of the former Cooper Turbocompressor Division; and the Pine Bluff, Arkansas plant of the former Wheeling Machine Products Company, shall be transferred to the Cooper Cameron Corporation Supplemental Excess Defined Contribution Plan to be held, administered and governed thereunder.

Executed at Houston, Texas, this 28th day of February, 1995.

                                        COOPER INDUSTRIES, INC.




                                        By: /s/ Carl J. Plesnicher, Jr.
                                            -----------------------------------
                                        Title: Senior Vice President
                                               Human Resources




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